Exhibit 1.01
Gates Industrial Corporation plc
Conflict Minerals Report
For the Reporting Period from January 1, 2025, to December 31, 2025

This Conflict Minerals Report (this “Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current views with respect to future events, including evaluation of the due diligence process and risk mitigation steps. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there can be no assurance these future events will occur as anticipated. Investors are urged to consider carefully the disclosure in our filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

I.Introduction and Summary

This Report is presented by Gates Industrial Corporation plc (collectively with its consolidated subsidiaries, the “Company”) to comply with Rule 13p-1 under the Exchange Act (the “Rule”) for the reporting period of January 1, 2025, to December 31, 2025 (the “Reporting Period”).

The SEC adopted the Rule to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite (coltan), gold, wolframite or their derivatives, which are limited to tin, tantalum and tungsten (collectively, “3TG”).

The design of the Company’s due diligence and related results are described below. A copy of this Report for the Reporting Period is publicly available on the Company’s website at https://www.gates.com/us/en/about-us/policies. The contents of the Company’s website referred to in this Report are not incorporated by reference into this Report.

II.Company Overview

The Company is a global manufacturer of engineered power transmission and fluid power products for diverse industrial and automotive applications across both aftermarket and original equipment manufacturer (“OEM”) channels. The Company’s portfolio includes synchronous and asynchronous belts (including V-belts, CVT and Micro-V® belts) and related components such as sprockets, pulleys, water pumps and tensioners, as well as fluid power products including hoses, tubing and fittings.

The Company has adopted a Conflict Minerals Policy that governs the supply of 3TG in its supply chain. The Gates Industrial Corporation plc Conflict Minerals Policy is publicly available on the Company’s website at https://www.gates.com/us/en/about-us/policies.

III.     Reasonable Country of Origin Inquiry and Due Diligence Process

A. Design Framework

For the Reporting Period, the Company conducted a good faith, reasonable country of origin inquiry (“RCOI”) of the 3TG minerals that are necessary to the functionality or production of the products that the Company manufactured or contracted with others to manufacture during the Reporting Period. This good faith RCOI was reasonably designed to determine whether any 3TG found in the Company’s products originated in the Democratic Republic of the Congo, or an adjoining country, as defined in Form SD (collectively, the “Covered Countries”), and whether any 3TG may be from recycled or scrap sources, in accordance with the Rule and related guidance provided by the SEC.

The Company used the Conflict Minerals Reporting Template (“CMRT”) to survey our suppliers and identify smelters and refiners (“SORs”) in our supply chain, and the Responsible Minerals Assurance Process (“RMAP”) to determine the country of origin and conformance status of minerals.

The Company’s due diligence measures are based on the Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, and related supplements, published by the Organization for Economic Cooperation and Development (“OECD”). The Company is a downstream company in the supply chain, and its due diligence practices were tailored accordingly. Pursuant to the OECD guidance, the Company undertook to:
1.establish company management systems;
2.identify and assess risks in the supply chain;
3.design and implement a strategy to respond to identified risks;
4.carry out independent audit and due diligence practices; and
5.report on the results of the Company’s supply chain due diligence.

B. Reasonable Country of Origin Inquiry

The Company’s global supply chain is complex. The Company has a substantial number of suppliers from which it purchases raw materials, components and products. Our supply chain is multi-tiered and the Company is many levels removed from the mines, smelters and refiners. The Company does not make purchases of 3TG directly from mines, smelters or refiners. As a result, the Company necessarily relies upon its direct suppliers to provide information on the origin of the 3TG contained in products, components and materials supplied to the Company, including sources of 3TG that are supplied to the direct suppliers from lower-tier suppliers. The Company works with its direct suppliers to identify, where possible, the SORs and countries of origin of the 3TG.

During the Reporting Period, the Company identified direct suppliers it believed could potentially provide materials, components or products containing 3TG to the Company. We surveyed 762 of these suppliers (“Surveyed Suppliers”) as to whether the materials, components or products supplied to the Company contained any 3TG minerals. Thirty-eight of these Suppliers responded in the affirmative (“Relevant Suppliers”) and were then asked to use the Responsible Minerals Initiative (“RMI”) Smelter List to identify their 3TG SORs and associated countries of origin.

The Company initiated their annual supplier survey in January 2026 using the most recent RMI template available at the time, CMRT v6.5, released April 25, 2025. The Company compared the list of SORs reported by Relevant Supplier to the RMI Smelter List as of the date the survey was initiated to determine potential 3TG SORs and associated countries of origin.

For the Reporting Period, the Company obtained representations from 100% of the Relevant Suppliers. Relevant Suppliers identified a total of 349 individual SORs. The SOR information obtained from Relevant Suppliers is related to all customers of these suppliers, not specifically to products or components supplied to the Company. This process revealed the presence of 3TG in some materials, components or products purchased by the Company from a small percentage (5%) of suppliers. See Annex A to this Report for a summary of SORs in the RMI Smelter and Refiner List identified by Relevant Suppliers and included in the Company’s CMRT.

Despite its due diligence efforts, the Company does not have sufficient information with respect to the Reporting Period to determine the country of origin of all the 3TG that may be contained in its products. The Company is also unable to determine the particular facilities used to process 3TG in the Company’s products. As mentioned above, SOR information was obtained from all Relevant Suppliers at the company level, not at a product level, and as a result, we cannot determine which of the identified SORs are in the Company’s supply chain.

Where needed, we contacted suppliers to address various issues, including incomplete data and sourcing locations without supporting information from the supply chain, or an indication that the SOR was sourced from a Covered Country. All SORs identified by the Company’s suppliers for the period covered by this Report were found in the RMI Smelter List of verified SORs as of the date the supplier survey was initiated.1 The Company has no reason to believe or evidence to suggest that any of the 3TG contained in its products finances armed conflict in the Democratic Republic of Congo region.

C. Due Diligence Measures

The Company has undertaken the following due diligence measures:

a) Establishment of company management systems
1 Verified SORs are those listed in the RMI Smelter List or the U.S. Department of Commerce as known metal processors as of the date the supplier survey was initiated.

The Company has taken steps to develop a strong company management system pertaining to the use of 3TG in its products and supply chain. These steps include:
•Establishment of a Conflict Minerals Policy (publicly available at: https://www.gates.com/us/en/about-us/policies);
•Maintenance of an internal, cross-functional team to support supply chain due diligence; and
•Implementation of internal processes for surveying Relevant Suppliers (including follow-up procedures), managing supplier responses, identifying SORs in the supply chain and assembling the Company’s own CMRT for its customers.

b) Identification and Assessment of Risks in the Supply Chain

As a downstream user of products, components and materials containing 3TG, the Company is multiple levels removed from the mines from which such 3TG originated as well as from the SORs that processed those minerals. The Company continues to assess its supply chain risks and work with its suppliers to develop greater supply chain transparency. As discussed above, each year the Company solicits Relevant Suppliers using due diligence tools such as a supplier survey and the RMI Smelter List. Additional due diligence steps utilized to help identify and assess risks in the supply chain include:
•Conducting an informed internal analysis with a cross-functional team regarding the types of products, components and materials supplied to the Company to identify the Relevant Suppliers that may supply products, components and materials containing 3TG to the Company;
•Implementing internal measures to strengthen Company engagement with Relevant Suppliers; and
•Implementing follow-up procedures and additional solicitation requests for suppliers that did not respond or that failed to provide sufficient information.
The Company verified the information provided by Relevant Suppliers (to the extent reasonably possible) by comparing it to information contained on the RMI website and in RMI’s CMRT forms.

c) Design and Implementation of a Strategy to Respond to Identified Risks

To respond to identified risks, the Company has developed due diligence procedures and a Conflict Minerals Policy, as referenced herein. The Company also requires its suppliers to perform due diligence into their respective supply chains to determine whether products sold to the Company contain 3TG and whether such minerals are sourced from conflict-free SORs. This requirement is set forth in the Gates Supplier Code of Conduct. The Company also uses a cross-functional team to conduct its due diligence process, which includes occasional reporting of the progress and reporting of any concerns to senior management in the global sourcing division.

The Company intends to continue to evaluate its due diligence program in accordance with the provisions of the Rule. This includes annual solicitation of suppliers and periodic review of the criteria used to select suppliers for solicitation. The Company will continue to engage with its suppliers to identify the 3TG used within its supply chain, as well as the origin and chain of custody of the 3TG, and will continue to work to maintain the response rate for the RCOI process and the Company’s visibility into the relevant country of origin information. To the extent any supplier is found to be using non-conformant SORs within its supply chain, the Company intends to engage with that supplier and re-communicate our requirement for suppliers to commit to be conflict-free.

d) Carrying Out of Independent Audit and Due Diligence Practices

Where possible, the Company has relied on third-party assurances and certifications. For example, the Company accepted as reliable any SOR that is part of RMI’s verified list. To the extent other audited supplier certifications are provided to the Company, the Company would consider reliance on a case-by-case basis.

e) Reporting of the Results of the Company’s Supply Chain Due Diligence

The Company publicly communicates its Conflict Minerals Policy, its CMRT and this Conflict Minerals Report on its website.

D. Future Risk Mitigation Efforts
The Company intends to continue to evaluate its due diligence program in accordance with the provisions of the Rule. This includes conducting additional inquiries to improve transparency, following up on incomplete responses or no responses from the Company’s supply chain and evaluating and managing any related risks. The Company is also a member of RMI, providing it with greater access to relevant RCOI and SOR information.

Annex A

Metal	Smelter	Country	ID number
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	MKS PAMP SA	SWITZERLAND	CID001352
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736

Metal	Smelter	Country	ID number
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Gold	Italpreziosi	ITALY	CID002765
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	Bangalore Refinery	INDIA	CID002863
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Gold	WEEEREFINING	FRANCE	CID003615
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	PERU	CID005014
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697

Metal	Smelter	Country	ID number
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	CID004491
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690
Gold	SAM Precious Metals FZ-LLC	UNITED ARAB EMIRATES	CID003666
Gold	Dongwu Gold Group	CHINA	CID003663
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	MD Overseas	INDIA	CID003548
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Sovereign Metals	INDIA	CID003383
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	African Gold Refinery	UGANDA	CID003185
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Safimet S.p.A	ITALY	CID002973
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920
Gold	JALAN & Company	INDIA	CID002893
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	8853 S.p.A.	ITALY	CID002763
Gold	SAAMP	FRANCE	CID002761
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750
Gold	Marsam Metals	BRAZIL	CID002606
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588

Metal	Smelter	Country	ID number
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Caridad	MEXICO	CID000180

Metal	Smelter	Country	ID number
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	Sai Refinery	INDIA	CID002853
Gold	Gasabo Gold Refinery Ltd	RWANDA	CID005006
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Agosi AG	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	ASAHI METALFINE, Inc.	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden Ronnskar	SWEDEN	CID000157
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Chugai Mining	JAPAN	CID000264
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	Dowa	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	AMG Brasil	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891

Metal	Smelter	Country	ID number
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	KEMET de Mexico	MEXICO	CID002539
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544
Tantalum	TANIOBIS GmbH	GERMANY	CID002545
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Tantalum	5D Production OU	ESTONIA	CID003926
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	CID004813
Tantalum	PowerX Ltd.	RWANDA	CID004054
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Aurubis Beerse	BELGIUM	CID002773
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Tin	Minsur	PERU	CID001182
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539

Metal	Smelter	Country	ID number
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Fenix Metals	POLAND	CID000468
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	Aurubis Berango	SPAIN	CID002774
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	CID000292
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Thaisarco	THAILAND	CID001898
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies	SPAIN	CID003524
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	CID000377
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Dowa	JAPAN	CID000402
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468

Metal	Smelter	Country	ID number
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	CID005189
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	PT Arsed Indonesia	INDONESIA	CID005067
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692
Tin	Super Ligas	BRAZIL	CID002756
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589

Metal	Smelter	Country	ID number
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	CID004619
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAO PEOPLE'S DEMOCRATIC REPUBLIC	CID005017
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID005012
Tungsten	S.P.T. spol.s r.o.	CZECHIA	CID005068
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	CID005248
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004

Metal	Smelter	Country	ID number
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825